UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008
SONOCO PRODUCTS COMPANY
Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory       Arrangements of Certain Officers.
On February 5, 2008, the Compensation Committee of Sonoco’s Board of Directors approved the following equity awards under the 1991 Sonoco Products Company Key Employee Stock Plan:

	Stock Appreciation	Performance Contingent Restricted
	Rights	Stock Unit Awards
Name		Threshold	Maximum
H. E. DeLoach, Jr.	111,000	37,500	112,500
C. J. Hupfer	29,000	9,000	27,000
C. L. Sullivan, Jr.	30,000	10,000	30,000
M. J. Sanders	30,000	10,000	30,000
J. C. Bowen	10,000	3,000	9,000
All other officers	71,000	18,900	56,700

Stock Appreciation Rights
Stock settled stock appreciation rights (“SARs”) provide executive officers and other key management employees the right to receive shares of the Company’s common stock equal to the appreciation in share price above the closing price on February 6, 2008. The material terms and conditions are as follows:

Approved Features
Grant Type:	Stock Settled Stock Appreciation Rights
Option Price:	Fair Market Value on February 6, 2008
Exercise Term:	7 years from date of grant; expiration date February 6, 2015
Vesting:	100% vested on February 6, 2009. Unvested options are cancelled upon termination, except in the case of death and disability in which case, unvested options will immediately vest upon the date of termination, or in the case of retirement in which case, unvested options will continue to vest provided the employee does not accept employment (without prior approval from Sonoco) that violates their signed Employee Agreement; violation results in forfeiture of all remaining awards.

Exercise Period at Termination
Death:	Term of SAR with a minimum of one year
Disability:	Maximum of one year from termination following total disability
Retirement:	Maximum of five years from retirement provided the employee does not accept employment (without prior approval from Sonoco) that violates their signed Employee Agreement; violation results in forfeiture of all remaining awards
Termination without cause:	Three month exercise period for vested awards after expiration of any blackout period (if applicable)
Termination for cause:	Immediate cancellation of all awards

Allowable Exercise Provisions
- Reduction of shares for tax withholding
- Receive stock certificate for value of SAR or have certificate sent to company approved broker for addition to personal account or sale for cash
Performance Contingent Restricted Stock Unit Awards
The material terms and conditions of the 2008 grants of performance contingent restricted stock units are the same as for those made in 2007 with the exception to changes in the three-year financial performance goals for early vesting and the number of performance contingent restricted stock units granted.
Key provisions of the grants are:
1)	Awards vest over five years with accelerated vesting over three years if certain performance targets are met, subject to a participant’s continued employment.
2)	The financial performance measures used to determine the amount of performance units vested are cumulative base earnings per share (as adjusted to exclude certain items) (“BEPS”) and average return on net assets employed (“RONAE”), after adjusting to exclude certain items.
The targets for the 2008 — 2010 performance cycle are as follows:

	Threshold Vesting	Maximum Vesting
Three-Year Compound Growth in BEPS	12.5%	33.1%
Average Three-Year RONAE	10.25% - 11.25%	11.25% - 12.25%

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY
Date: February 22, 2008	By:	/s/ C.J. Hupfer
C.J. Hupfer
Senior Vice President and Chief Financial Officer

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